                                                                    Exhibit 99.1

                   PR CONTACT:                    IR CONTACT:
GlobalOptions      Dolores Naney                  Chris Witty / Jody Burfening
   Group           Rubenstein PR                  Lippert/Heilshorn & Associates
                   DNANEY@RUBENSTEINPR.COM        CWITTY@LHAI.COM
                   (212) 843-8018                 (212) 838-3777

FOR IMMEDIATE RELEASE

                GLOBALOPTIONS GROUP AND LOCATEPLUS AGREE TO MERGE

NEW YORK,  SEPTEMBER 20, 2006 - GlobalOptions  Group, Inc. (OTCBB:  GLOI.OB),  a
leading provider of domestic and  international  risk management  services,  and
LocatePlus  Holdings  Corporation  (OTCBB:  LPHC.OB),  a pioneer in  proprietary investigative search tools and database  applications,  have signed a definitive agreement  to merge,  with  LocatePlus  becoming a wholly  owned  subsidiary  of
GlobalOptions.

Under the terms of the transaction, LocatePlus common shareholders will exchange each LocatePlus  share for 0.916 common shares of  GlobalOptions.  This exchange ratio is  subject to a  "collar"  adjustment  at the time of closing - higher or lower depending on movement in the average closing price of GlobalOptions common shares in the interim  period - if such movement is more then 20% above or below
$2.05 per share, the median closing price of GlobalOptions common shares for the
60 trading days preceding today's date. Based on the $2.05 GlobalOptions  median share price, the total equity  consideration has a current value of $14,356,911.
GlobalOptions will also assume certain outstanding  LocatePlus  warrants,  which will add to the  overall  value of the  consideration.  The merger is subject to shareholder  approval of both  companies  and is expected to be completed by the first quarter of 2007.

The  merger  marks the  first  transaction  in  GlobalOptions'  second  phase of development - adding  technologies  and  resources  which enhance and expand its existing operations, particularly within the areas of investigative services and emergency  preparedness.  Once integrated into GlobalOptions  Group,  LocatePlus will support the  company's  current  suite of services by  providing  access to critical information that can be utilized for investigations, background checks, emergency  preparedness,  and security  screenings.  LocatePlus will also enable
Global Options to extend its reach into the market for third-party investigative services.

LocatePlus,  headquartered  in Beverly,  Massachusetts,  provides  investigative solutions to corporations  and  institutions by offering  real-time  access to a multitude of public  information  via  proprietary  database  applications.  The company's  solutions are utilized for fraud  detection as well as the prevention of crime and terrorism.  LocatePlus uses "fuzzy" search  technology and advanced algorithms to increase data  extraction and provide  customers with  easy-to-use tools for their  investigative  needs.  The company  has over  20,000  customers worldwide,  including  the  U.S.  government  and  over  2,000  law  enforcement agencies.  Jon  Latorella,  the  founder  of  LocatePlus,  has  over 20 years of industry experience and will continue to lead this business.

"Having built a platform of premier risk mitigation and security businesses,  we
are  now  turning  our  attention  to  deepening   our   expertise   within  the
investigative  arena to create a powerhouse in business  continuity  solutions -
one  unrivalled in the industry in its breadth and depth of services,"  said Dr.
Harvey W. Schiller,  CEO and Chairman of GlobalOptions  Group. "With LocatePlus,
we are  augmenting  our  services  with  an  exceptionally  strong  set of  data extraction  applications  for  investigations,  fraud  detection,  and emergency preparedness.  In addition,  LocatePlus will immediately add a recurring revenue stream from its subscription services while allowing the existing  GlobalOptions units  to  rapidly  access  critical  data  from  multiple  resources  in a more cost-effective manner."

Jon Latorella, Chairman, President and CEO of LocatePlus, added, "We are excited
by  the  prospect  of  becoming  part  of  such  an  esteemed   organization  as
GlobalOptions  Group,  run by some of the  best-known  leaders in the  industry.
Working  together,  we  believe  LocatePlus  and  GlobalOptions  can bring  new, innovative solutions to organizations facing security threats and requiring risk mitigation services in today's world."

ABOUT GLOBALOPTIONS GROUP, INC.

GlobalOptions  Group,  with  headquarters  in New York  City and  offices  in 16 cities,  is a provider of high-end risk  assessment and  mitigation  services to
Fortune  1000   corporations,   governmental   organizations   and  high-profile
individuals throughout the world. Through its four major business units - Global
International, James Lee Witt Associates, Confidential Business Resources (CBR),
and SafirRosetti,  the company offers a comprehensive range of services in three main areas: investigations and litigation support; risk management and security;
and  emergency   preparedness  and  crisis   management.   These  services  take
GlobalOptions  Group staff around the world and are  typically  highly-sensitive engagements where the company is interacting with senior leaders in corporations and governments.  Its overall mission is to identify,  evaluate, assess, prevent and  correct  issues  that  may  threaten  people,  organizations  or  strategic initiatives for corporations or governments. Additional information can be found at WWW.GLOBALOPTIONSGROUP.COM

ABOUT LOCATEPLUS HOLDINGS CORPORATION

LocatePlus  and  its  subsidiaries  are  industry-leading  providers  of  public information  and  investigative  solutions  that are used in homeland  security, anti-terrorism  and  crime  fighting  initiatives.  The  Company's  proprietary,
Internet-accessible   database   is   marketed   to   business-to-business   and
business-to-government  sectors  worldwide.  LocatePlus'  online  customer  base numbers  approximately  20,000  members,  including  over 2,000 law  enforcement agencies and many major police departments  across the country.  Clients include leading U.S. agencies, including the FBI (Federal Bureau of Investigation),  ATF
(Bureau of Alcohol,  Tobacco, Firearms and Explosives) and DEA (Drug Enforcement
Administration).   Channel   partners  include   Loislaw,   Earthlink,   Imaging
Automation,  AssureTec,  Metro Risk  Management  LLC, and the  nation's  leading
recruitment  site.  For  more  information,   visit  the  Company's  Website  at
http://www.locateplus.com.

MORE INFORMATION ABOUT THE MERGER

LocatePlus   and   GlobalOptions   Group   expect   to   mail  a   joint   proxy
statement/prospectus  about the  transaction to their  stockholders.  This joint proxy statement/prospectus will be filed in preliminary form with the Securities and Exchange  Commission  ("SEC") by both  LocatePlus and  GlobalOptions  Group.
Security holders of both LocatePlus and GlobalOptions  Group are advised to read
the  joint  proxy   statement/prospectus   regarding  the  business  combination
transaction  referred to in this press release when it becomes available,  as it will  contain  important  information  about the  merger  and its  consequences.
Amendments  will also be filed in  response  to  material  developments  and SEC comments.  Investors  and  security  holders may obtain a free copy of the joint proxy  statement/prospectus  and other  documents when filed by the companies at the SEC web site at HTTP://WWW.SEC.GOV. The joint proxy statement/prospectus and such other documents may also be obtained from LocatePlus or GlobalOptions Group by directing such requests to either company.

Statements in this press release  regarding the company's  business that are not historical  facts  are  "forward-looking  statements"  that  involve  risks  and uncertainties. The company wishes to caution readers not to place undue reliance on such  forward-looking  statements,  which statements are made pursuant to the
Private Securities  Litigation Reform Act of 1994, and as such, speak only as of the date  made.  To the  extent  the  content  of this  press  release  includes
forward-looking   statements,  they  involve  various  risks  and  uncertainties including the  successful  integration  of acquired  businesses  and revenue run rates.

Certain of these risks and uncertainties  will be described in greater detail in
GlobalOptions  Group's'  filings with the  Securities  and Exchange  Commission.
GlobalOoptions Group is under no obligation to (and expressly disclaims any such obligation  to)  update or alter its  forward-looking  statements  whether  as a result of new information, future events or otherwise.

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